TRANSAMERICA LIFE INSURANCE COMPANY
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

September 1, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:           Separate Account VUL-6 of Transamerica Life, SEC File No. 811-10557
➢	TransAccumulator I & II, Registration No. 333-153774
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2011, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:
Transamerica Series Trust, Registration No. 811-4419
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Registration No. 811-07452
Alger Portfolios, Registration No. 811-05550
AllianceBernstein Variable Product Series Fund, Inc., Registration No. 811-05398
Dreyfus Investment Portfolios, Registration No. 811-08673
The Dreyfus Socially Responsible Growth Fund, Inc., Registration No. 811-7044
Dreyfus Variable Investment Trust, Registration No. 811-05125
Fidelity Variable Insurance Products Fund, Registration No. 811-03329
FidelityVariable Insurance Products Fund II, Registration No. 811-05511
Franklin Templeton Variable Insurance Products Trust, Registration No. 811-5583
Janus Aspen Series, Registration No. 811-007736
MFS Variable Insurance Trust, Registration No. 811-08326
PIMCO Variable Insurance Trust, Registration No. 811-08399
Universal Institutional Funds, Inc., Registration No. 811-07607

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
     Gayle A. Morden